Exhibit 99.2

Q4 2025

Supplemental Reporting Information

MANGO

Realty. Trust.

ACADIA

Visit www.acadiarealty.com for additional investor and portfolio information.

Company Information

Acadia Realty Trust is an equity real estate investment trust focused on delivering long-term, profitable growth. Acadia owns and operates a high-quality core real estate portfolio of street and open-air retail properties in the nation's most dynamic retail corridors (“REIT Portfolio”), along with an investment management platform that targets opportunistic and value-add investments through its institutional co-investment vehicles (“Investment Management”). For further information, please visit www.acadiarealty.com.

Contact Information

Corporate Headquarters	Investor Relations	New York Stock Exchange
411 Theodore Fremd Avenue	(914) 288-8100	Symbol AKR
Suite 300	investorrelations@acadiarealty.com
Rye, NY 10580

Analyst Coverage

Bank of America / Merrill Lynch	Green Street Advisors	KeyBanc Capital Markets, Inc.
Samir Khanal (646) 855-1497	Paulina Rojas Schmidt (949) 640-8780	Todd Thomas (917) 368-2286
samir.khanal@bofa.com	projasschmidt@greenstreet.com	tthomas@key.com

Citigroup - Global Markets	J.P. Morgan Securities, Inc.	Ladenburg Thalmann
Craig Mailman (212) 816-4471	Michael W. Mueller, CFA (212) 622-6689	Floris van Dijkum (212) 409-2075
craig.mailman@citi.com	michael.w.mueller@jpmorgan.com	fvandijkum@ladenburg.com

Compass Point Research & Trading	Jeffries	Truist
Kenneth Billingsley (202) 534-1393	Linda Tsai (212) 778-8011	Anthony Hau (212) 303-4176
kbillingsley@compasspointllc.com	ltsai@jeffries.com	anthony.hau@truist.com

Supplemental Report December 31, 2025 – 3

Market Capitalization, Liquidity & Debt Ratios
(Including pro-rata share of Investment Management debt, in thousands, except per share amounts)

	Total Market		Capitalization
	Capitalization ($)		Based on Net Debt
Equity Capitalization
Common Shares	131,037
Common Operating Partnership ("OP") Units	5,421
Combined Common Shares and OP Units [1]	136,458

Share Price at December 31, 2025	$20.54

Equity Capitalization - Common Shares and OP Units	$2,802,846
Preferred OP Units [2]	515
Total Equity Capitalization	2,803,361		66%

Debt Capitalization
Consolidated Secured Debt	893,944
Consolidated Revolving Credit	89,500
Consolidated Unsecured Notes Payable	879,462
Consolidated Principal Debt	1,862,906
Less: Net unamortized premium	(926)
Add: Deferred financing fees	11,387
Consolidated Debt	1,873,367
Adjustment to reflect pro-rata share of debt	(378,709)
Total Pro-Rata Debt Capitalization	1,494,658		34%

Total Market Capitalization	$4,298,019		100%

Pro-Rata Liquidity
Cash, cash equivalents and restricted cash	45,016
Unsettled ATM forward equity contracts	295,461
Net debt	1,154,181

Pro-Rata EBITDA (page 13)	204,652
Pro-Rata Adjusted EBITDA (page 13)	236,728
Pro-Rata EBITDA excluding Realized Gains (page 13)	222,274

Ratios[3]:
Debt + Preferred Equity (Preferred OP Units) Total Market Capitalization	35%
Net Debt + Preferred Equity Total Market Capitalization	27%
Net Debt/EBITDA	5.6	x
Net Debt/Adjusted EBITDA	4.9	x
Net Debt/Adjusted EBITDA excluding realized gains	5.2	x

_____________________________

1.
Does not include the unsettled Common Shares sold under the Forward Equity Offerings.
2.
Represents 188 Series A convertible into 25,067 Common OP Units multiplied by the Common Share price at quarter end.
3.
Ratios consider our pro-rata share of debt and net debt is net of cash, cash equivalents and restricted cash and unsettled forward equity.

Supplemental Report December 31, 2025 – 4

Equity
(in thousands)

Changes in Total Outstanding Common				Weighted Average
Shares and OP Units				Diluted EPS		Diluted FFO
	Common Shares [2]	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Balance at 12/31/2024	119,658	4,709	124,367
Vesting RS and LTIPs	10	598	608
OP Conversions	113	(113)	—
Issuance of Shares	11,172	—	11,172
Other	3	—	3
Balance at 3/31/2025	130,956	5,194	136,150	121,329	121,329	129,363	129,363
Vesting RS and LTIPs	27	36	63
OP Conversions	24	(24)	—
Other	4	—	4
Balance at 6/30/2025	131,011	5,206	136,217	130,981	126,182	138,909	134,266
Vesting RS and LTIPs	—	—	—
OP Conversions	17	(17)	—
Other	3	—	3
Balance at 9/30/2025	131,031	5,189	136,220	131,022	127,819	138,950	135,754
Vesting RS and LTIPs	—	—	—
OP Conversions	—	231	231
Other	6	1	7
Balance at 12/31/2025	131,037	5,421	136,458	131,074	128,663	139,031	136,635

Forward Equity Offerings	Shares	Net Proceeds [1]

Beginning balance September 30, 2025	12,760	$257,110
Shares sold	1,979	39,313
Shares settled	—	—
Current-value settlement adjustments [1]	—	(962)
Ending balance as of December 31, 2025 [2]	14,739	295,461

_____________________________

1.
Amounts received upon settlement are subject to customary adjustments in accordance with the forward sales contracts, which are reflected in settlement adjustments above.
2.
Ending balance reflects the fair value of the shares unsettled as of December 31, 2025.

Supplemental Report December 31, 2025 – 5

Consolidated Statements of Operations
(in thousands)

	December 31, 2025 [1]
	Quarter	Year to Date
Revenues
Rental income	$102,485	$402,136
Other [8]	2,280	8,621
Total revenues	104,765	410,757
Expenses
Depreciation and amortization	39,864	157,457
General and administrative	11,611	45,664
Real estate taxes	13,636	52,088
Property operating	18,996	71,427
Impairment charges	—	37,210
Total expenses	84,107	363,846

Gain on disposition of properties	—	2,515
Operating income	20,658	49,426
Equity in earnings (losses) of unconsolidated affiliates	1,885	(7,713)
Interest income	5,142	23,717
Realized and unrealized holding gains (losses) on investments and other	97	(96)
Interest expense	(24,156)	(95,311)
Loss on change in control	—	(9,622)
Income (loss) from continuing operations before income taxes	3,626	(39,599)
Income tax provision	(83)	(412)
Net income (loss)	3,543	(40,011)
Net loss attributable to redeemable noncontrolling interests	602	5,562
Net loss attributable to noncontrolling interests	3,562	51,345
Net income attributable to Acadia shareholders	$7,707	$16,896

	December 31, 2025 [1]
	Quarter	Year to Date
Reconciliation of Revenues to Consolidated GAAP Revenues
Total Revenues	$99,912	$385,056
Straight-line rent income	1,264	3,227
Above/below-market rent income	2,274	8,908
Asset and property management fees	761	3,050
Investment management fees	319	1,690
Other income [8]	235	8,826
Consolidated Total GAAP Revenues	$104,765	$410,757

Reconciliation of Property Operating Expenses to Consolidated GAAP Property Operating Expenses
Property operating - CAM and Other	$15,285	$56,064
Asset and property management expense	3,552	13,639
Other	159	1,724
Consolidated Total GAAP Property Operating Expenses	$18,996	$71,427

Supplemental Report December 31, 2025 – 6

Consolidated Statements of Operations - Detail
(in thousands)

	December 31, 2025 [1]
REIT PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	Quarter	Year to Date
REVENUES
Minimum rents	$77,216	$301,940
Expense reimbursements - CAM	10,367	39,164
Expense reimbursements - Taxes	10,539	37,763
Percentage rent and other property income	1,790	6,189
Total Revenues	99,912	385,056

EXPENSES
Property operating - CAM	15,285	56,064
Real estate taxes	13,636	52,088
Asset and property management expense	3,552	13,639
Total Expenses	32,473	121,791

NET OPERATING INCOME - PROPERTIES	67,439	263,265

OTHER INCOME (EXPENSE)
Interest income	5,142	23,717
Straight-line rent income	1,264	3,227
Above/below-market rent income	2,274	8,908
Interest expense [2]	(24,156)	(95,311)
Other income [8]	224	8,895
Impairment charges	—	(37,210)
REIT PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	52,187	175,491

FEE AND OTHER INCOME [3]
Asset and property management fees	761	3,050
Investment management fees	319	1,690
Total Investment Management Fee Income	1,080	4,740

Transactional and other expenses	(921)	(1,654)
Total Investment Management Fee Income and Other Transactional Expenses	159	3,086

Realized gains on marketable securities and promote, net	4,693	15,175
Less: previously recognized unrealized gains on marketable securities sold	(4,693)	(14,454)
Unrealized gains (losses) on marketable securities	61	(1,042)
Income tax provision	(83)	(412)
Total Fee and Other Income	137	2,353

Administrative and Other Expenses (Adjusted)	(10,802)	(45,578)

Depreciation and amortization	(39,771)	(157,098)
Non-real estate depreciation and amortization	(93)	(359)
Loss on change in control	—	(9,622)
Gain on disposition of properties	—	2,515
Gain (loss) before equity in earnings and noncontrolling interests	1,658	(32,298)

Equity in earnings (losses) of unconsolidated affiliates	1,885	(7,713)
Noncontrolling interests (including redeemable noncontrolling interests)	4,164	56,907

NET INCOME ATTRIBUTABLE TO ACADIA SHAREHOLDERS	$7,707	$16,896

Supplemental Report December 31, 2025 – 7

Statements of Operations – Pro-Rata Adjustments [7]
(in thousands)

	Quarter Ended December 31, 2025		Year to Date December 31, 2025
REIT PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
REVENUES
Minimum rents	$(27,551)	$11,242	$(116,364)	$46,077
Expense reimbursements - CAM	(5,161)	2,114	(19,514)	7,610
Expense reimbursements - Taxes	(4,222)	1,963	(15,026)	7,338
Percentage rent and other property income	(475)	205	(1,951)	853
Total Revenues	(37,409)	15,524	(152,855)	61,878

EXPENSES
Property operating - CAM	(6,240)	1,931	(24,550)	8,226
Real estate taxes	(4,973)	(110)	(19,332)	8,384
Asset and property management expense	(1,366)	1,142	(5,254)	3,277
Total Expenses	(12,579)	2,963	(49,136)	19,887

NET OPERATING INCOME - PROPERTIES	(24,830)	12,561	(103,719)	41,991

OTHER INCOME (EXPENSE)
Interest income	(143)	125	(523)	228
Straight-line rent income	(144)	70	(1,276)	793
Above/below-market rent (expense) income	(684)	534	(2,871)	2,598
Interest expense [2]	13,219	(4,690)	56,026	(19,814)
Other (expense) income [8]	(261)	(1)	49	204
Impairment charges	—	—	30,770	(3,132)
REIT PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	(12,843)	8,599	(21,544)	22,868

FEE AND OTHER INCOME [3]
Asset and property management fees	2,548	143	10,392	427
Investment management fees	953	55	6,098	342
Total Investment Management Fee Income	3,501	198	16,490	769

Transactional and other expenses	—	—	—	—
Total Investment Management Fee Income and Other Transactional Expenses	3,501	198	16,490	769

Realized gains on marketable securities and promote, net	—	—	495	—
Less: previously recognized unrealized gains on marketable securities sold	—	—	—	—
Unrealized gains (losses) on marketable securities	—	—	—	—
Income tax provision	20	(1)	170	(40)
Total Fee and Other Income	3,521	197	17,155	729

Administrative and Other Expenses (Adjusted)	891	(212)	3,109	(1,179)

Depreciation and amortization	12,928	(6,699)	57,936	(29,194)
Non-real estate depreciation and amortization	—	—	—	—
Loss on change in control	—	—	—	—
Loss (gain) on disposition of properties	—	—	1,036	(937)
Gain (loss) before equity in earnings and noncontrolling interests	4,497	1,885	57,692	(7,713)

Equity in earnings (losses) of unconsolidated affiliates	—	—	—	—
Noncontrolling interests (including redeemable noncontrolling interests) [6]	(333)	—	(785)	—

NET INCOME (LOSS) ATTRIBUTABLE TO ACADIA SHAREHOLDERS	$4,164	$1,885	$56,907	$(7,713)

Supplemental Report December 31, 2025 – 8

Balance Sheet
(in thousands)

ASSETS	Consolidated Balance Sheet December 31, 2025	Line Item Details:
Real estate
Buildings and improvements	$3,421,366	Real estate under development (REIT):	$167,051
Tenant improvements	339,414
Land	1,147,236	Summary of other assets, net:
Construction in progress	32,969	Deferred charges, net	$44,133
Right-of-use assets - finance leases	61,366	Accrued interest receivable	8,916
	5,002,351	Due from seller	1,768
Less: Accumulated depreciation and amortization	(1,018,597)	Prepaid expenses	17,327
Operating real estate, net	3,983,754	Other receivables	6,475
Real estate under development	167,051	Income taxes receivable	1,180
Net investments in real estate	4,150,805	Corporate assets, net	430
Notes receivable, net ($1,638 of allowance for credit losses)	154,892	Deposits	5,774
Investments in and advances to unconsolidated affiliates	161,955	Derivative financial instruments	9,738
Lease intangibles, net	128,239	Total	$95,741
Other assets, net	95,741
Right-of-use assets - operating leases, net	23,594	Summary of accounts payable and other liabilities:
Cash and cash equivalents	38,818	Lease liability - finance leases, net	$32,112
Restricted cash	18,081	Accounts payable and accrued expenses	88,139
Straight-line rents receivable, net	45,259	Deferred income	34,102
Rents receivable, net	19,768	Tenant security deposits, escrows, and other	19,939
Total assets	$4,837,152	Derivative financial instruments	3,196
		Total	$177,488
Liabilities:
Mortgage and other notes payable, net	$893,944
Unsecured notes payable, net	879,462
Unsecured line of credit	89,500
Accounts payable and other liabilities	177,488
Lease liabilities - operating leases	25,972
Dividends and distributions payable	28,526
Lease intangibles, net	95,991
Distributions in excess of income from, and investments in, unconsolidated affiliates	16,838
Total liabilities	2,207,721
Commitments and contingencies
Redeemable noncontrolling interests	9,113
Equity:
Acadia Shareholders' Equity
Common shares	131
Additional paid-in capital	2,710,651
Accumulated other comprehensive income	15,585
Distributions in excess of accumulated earnings	(500,720)
Total Acadia shareholders’ equity	2,225,647
Noncontrolling interests	394,671
Total equity	2,620,318
Total liabilities, redeemable noncontrolling interests, and equity	$4,837,152

Supplemental Report December 31, 2025 – 9

Balance Sheet – Pro-rata Adjustments [7]
(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
Real estate
Buildings and improvements	$(702,496)	$243,225
Tenant improvements	(55,759)	17,952
Land	(222,097)	59,601
Construction in progress	(5,365)	1,613
Right-of-use assets - finance leases	(21,584)	21,866
	(1,007,301)	344,257
Less: Accumulated depreciation and amortization	158,513	(69,504)
Operating real estate, net	(848,788)	274,753
Real estate under development	—	2,217
Net investments in real estate	(848,788)	276,970
Notes receivable, net	52,590	—
Investments in and advances to unconsolidated affiliates	(23,623)	(115,531)
Lease intangibles, net	(27,498)	7,978
Other assets, net	5,294	6,630
Right-of-use assets - operating leases, net	(1,223)	—
Cash and cash equivalents	(18,254)	5,668
Restricted cash	(3,129)	3,832
Straight-line rents receivable, net	(9,858)	5,326
Rents receivable, net	(5,219)	2,441
Total assets	$(879,708)	$193,314

Liabilities:
Mortgage and other notes payable, net	$(542,286)	$170,053
Unsecured notes payable, net	394	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(45,011)	29,456
Lease liabilities - operating leases	(1,273)	4
Dividends and distributions payable	—	—
Lease intangibles, net	(27,754)	10,640
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(16,839)
Total liabilities	(615,930)	193,314
Acadia Shareholders' Equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive income	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests	(263,778)	—
Total equity	(263,778)	—
Total liabilities, redeemable noncontrolling interests, and equity	$(879,708)	$193,314

_____________________________

Supplemental Report December 31, 2025 – 10

Notes to Financial Statements

1.
Results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2.
Net of consolidated capitalized interest of $2.4 million and $10.3 million, or $2.3 million and $8.7 million at the Company’s pro-rata share, for the three months and year ended December 31, 2025, respectively.
3.
Refer to Fee Income Detail page in the Supplemental Report.
4.
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and redeemable noncontrolling interests.
5.
Represents the Company’s pro-rata share of unconsolidated investments (which consists of unconsolidated REIT properties but also includes Investment Management assets that are held off-balance sheet), each of which are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.
6.
This represents the income allocable to Operating Partnership Units of $0.3 million and $0.8 million for the three months and year ended December 31, 2025, respectively.
7.
The Company currently has controlling ownership interests in both (a) Investment Management (represented by Funds II, III, IV & V) and (b) non-wholly owned REIT assets. All properties which the Company is deemed to control are consolidated within the Company's financial statements.
8.
The Company recognized approximately $8.4 million of income related to its terminated lease with Whole Foods at City Center in San Francisco, CA during the first quarter of 2025, which is included in Other (expense) income for the year ended December 31, 2025.

Supplemental Report December 31, 2025 – 11

Funds from Operations (“FFO”), FFO Before Special Items, Adjusted Funds from Operations (“AFFO”)
(in thousands, except per share amounts)

	Quarter Ended				Year to Date	Quarter Ended	Year to Date
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2025	December 31, 2024	December 31, 2024
Funds from operations ("FFO"):
Net Income attributable to Acadia	$1,608	$1,963	$5,618	$7,707	$16,896	$8,524	$21,650
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share other than Common OP Units)	31,607	31,665	31,542	33,542	128,356	27,665	107,450
Loss (gain) on disposition on real estate properties (net of noncontrolling interest share other than Common OP Units)	—	86	(2,700)	—	(2,614)	395	(1,086)
Impairment charges (net of noncontrolling interest share other than Common OP Units)	1,583	4,185	3,804	—	9,572	750	750
Loss on change in control (net of noncontrolling interest share other than Common OP Units)	9,622	—	—	—	9,622	—	—
Income attributable to noncontrolling interests' share in Operating Partnership	163	175	315	400	1,053	430	1,408
FFO to Common Shareholders and Common OP Unit holders - Diluted	$44,583	$38,074	$38,579	$41,649	$162,885	$37,764	$130,172

Add back: Transaction and other expenses	526	152	55	921	1,654	—	—
Unrealized holding (gain) loss	(1,672)	494	2,281	(61)	1,042	(949)	4,616
Realized gain on marketable securities, net	—	5,406	4,355	4,693	14,454	3,685	14,188
FFO Before Special Items attributable to Common Shareholder and Common OP Unit holders [1]	$43,437	$44,126	$45,270	$47,202	$180,035	$40,500	$148,976

Adjusted Funds from operations ("AFFO"):
FFO	$44,583	$38,074	$38,579	$41,649	$162,885	$37,764	$130,172
Unrealized holding (gain) loss	(1,672)	494	2,281	(61)	1,042	(949)	4,616
Realized gain on marketable securities, net	—	5,406	4,355	4,693	14,454	3,685	14,188
Straight-line rent, net	(341)	(28)	(1,185)	(1,190)	(2,744)	(2,640)	(5,249)
Above/below-market rent	(2,419)	(2,223)	(1,869)	(2,124)	(8,635)	(1,702)	(5,289)
Amortization of finance costs	1,488	1,502	1,879	1,475	6,344	1,502	5,483
Above/below-market interest	(128)	(133)	(155)	(155)	(571)	(5)	(162)
Non-real estate depreciation	90	83	93	93	359	92	363
Stock-based compensation	2,400	2,888	2,904	2,909	11,101	2,400	11,132
Leasing commissions	(1,343)	(2,456)	(2,569)	(2,493)	(8,861)	(1,908)	(4,374)
Tenant improvements	(4,881)	(10,014)	(7,318)	(2,128)	(24,341)	(3,676)	(8,496)
Maintenance capital expenditures	(1,021)	(1,752)	(1,785)	(2,446)	(7,004)	(2,053)	(7,873)
AFFO to Common Shareholders and Common OP Unit holders	$36,756	$31,841	$35,210	$40,222	$144,029	$32,510	$134,511

FFO per Diluted Common Share and Common OP Unit	$0.34	$0.27	$0.28	$0.30	$1.19	$0.30	$1.12
FFO Before Special Items per Diluted Common Share and Common OP Unit	$0.34	$0.32	$0.33	$0.34	$1.32	$0.32	$1.28

Total weighted-average diluted shares and OP Units	129,363	138,909	138,950	139,031	136,635	126,255	116,078

Additional Disclosures:
Dividends Declared (per Common Share/OP Units)	$0.20	$0.20	$0.20	$0.20	$0.80	$0.19	$0.74
Dividends (Shares) & Distributions (OP Units Declared)	$27,636	$27,649	$27,652	$28,429	$111,366	$24,420	$87,364
FFO Payout Ratio	62%	73%	72%	68%	68%	65%	67%
FFO Before Special Items Payout Ratio	64%	63%	61%	60%	62%	60%	59%
AFFO Payout Ratio	75%	87%	79%	71%	77%	75%	65%

Supplemental Report December 31, 2025 – 12

EBITDA
(in thousands)

	Quarter Ended				Year to Date
	December 31,				December 31,
	2025		2024		2025		2024

Net income (loss) attributable to Acadia shareholders	$7,707		$8,524		$16,896		$21,650

Adjustments: [1]
Depreciation and amortization	33,635		27,757		128,715		107,813
Interest expense	14,010		11,224		52,201		51,767
Above/below-market interest	(155)		(5)		(571)		(162)
Provision for income taxes	64		31		282		188
Amortization of finance costs	1,475		1,502		6,344		5,483
Noncontrolling interest - OP	333		363		785		1,067
EBITDA	$57,069		$49,396		$204,652		$187,806

Gain (loss) on disposition of properties	—		395		(2,614)		(1,086)
Unrealized holding (gain) loss on investment in Albertsons and other	(61)		(949)		1,042		4,616
Realized gain	4,693		3,685		14,454		14,188
Impairment charges	—		750		9,572		750
Loss on change in control	—		—		9,622		—
Adjusted EBITDA	$61,701		$53,277		$236,728		$206,274

Less: Realized gain	(4,693)		(3,685)		(14,454)		(14,188)
EBITDA excluding realized gains	$57,008		$49,592		$222,274		$192,086

Fixed-Charge Coverage Ratios
Adjusted EBITDA[1] divided by:	$61,701		$53,277		$236,728		$206,274

Interest expense	14,010		11,224		52,201		51,767
Principal Amortization	1,508		1,783		4,237		10,705
Preferred Dividends[2]	67		67		268		341
Total Fixed Charges	15,585		13,074		56,706		62,813

Fixed-Charge Coverage Ratio - REIT Portfolio and Investment Management	4.0	x	4.1	x	4.2	x	3.3	x

_____________________________

1.
These amounts represent the Company’s pro-rata share of consolidated and unconsolidated investments.
2.
Represents preferred distributions on Preferred Operating Partnership Units

Supplemental Report December 31, 2025 – 13

Fee Income Detail [1]
(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other [2]	Total
Year to Date December 31, 2025
Asset and property management fees	$313	$72	$1,846	$8,643	$2,995	$13,869
Leasing, Construction, and Development fees	377	318	953	4,832	1,650	8,130
Total fees	$690	$390	$2,799	$13,475	$4,645	$21,999

Quarter Ended December 31, 2025
Asset and property management fees	$45	—	$401	$2,204	$802	$3,452
Leasing, Construction, and Development fees	25	28	210	746	318	1,327
Total fees	$70	$28	$611	$2,950	$1,120	$4,779

_____________________________

1.
Fees are shown at the Company's pro-rata share and can be derived from the Consolidated Statements of Operations - Detail and Statements of Operations - Pro-Rata Adjustments. The components of the total fee income to the Company are derived by the fees included on the Consolidated Statements of Operations and the Company's share of fees from the Noncontrolling Interests in Consolidated Subsidiaries and the Company's share of fee income from Unconsolidated Subsidiaries.
2.
“Other” includes fees generated from non-wholly owned joint ventures (within both the REIT Portfolio and Investment Management) as well as third-party managed assets.

Supplemental Report December 31, 2025 – 14

Structured Financing Portfolio
(in thousands)

	September 30, 2025			Quarter Ended December 31, 2025
	Principal	Accrued	Ending		Repayments/	Current	Accrued	Ending	Stated Interest	Effective Interest	Maturity
Investment	Balance	Interest	Balance	Issuances	Conversions	Principal	Interest	Balance	Rate	Rate	Dates [1,3]
First mortgage notes [1,2]	$59,801	$3,809	$63,610	$—	$—	$59,801	$3,809	$63,610	5.99%	6.39%	Sept 2026

Other notes [2]	149,744	22,083	171,827	73	—	149,817	24,122	173,939	10.41%	10.49%	Nov 2026 - Dec 2027

Total notes receivable	$209,545	$25,892	$235,437	$73	$—	$209,618	$27,931	$237,549	9.15%	9.32%

Reconciliation of Notes Receivable to the Pro-Rata Balance Sheet:

Total Notes Receivable per above						$209,618
Allowance for credit loss [4]						(2,136)
Total pro-rata Notes Receivable						$207,482

_____________________________

1.
One note in the amount of $17.8 million was in default at December 31, 2025.
2.
Certain of the first mortgage notes and other notes enable the borrower to prepay or convert its obligations prior to the stated maturity date without penalty.
3.
Certain first mortgage notes have extension options subject to customary conditions.
4.
Allowance for credit loss includes the $0.5 million allowance for credit loss related to the City Point Loan which is classified as redeemable noncontrolling interests in the Company’s consolidated financial statements in accordance with GAAP.

Supplemental Report December 31, 2025 – 15

Transactional Activity
(in thousands)

Property Acquisitions and Dispositions
Property Name	Location	Date of Transaction	Transaction Amount [1]	Ownership % [2]	Investment Management Share	Acadia Share

ACQUISITIONS [3]

REIT Portfolio:
106 Spring Street	New York, NY	January 2025	$55,137	100%	$—	$55,137
73 Wooster Street	New York, NY	January 2025	25,459	100%	—	25,459
Renaissance Portfolio	Georgetown, Washington D.C.	January 2025	245,700	48%	—	117,936
95, 97 and 107 North 6th Street [3]	Williamsburg Brooklyn, NY	April 2025	59,668	100%	—	59,668
85 5th Avenue [3]	New York, NY	April 2025	47,014	100%	—	47,014
70 and 93 North 6th Street	Williamsburg Brooklyn, NY	June 2025	50,323	100%	—	50,323
2117 N. Henderson Avenue	Dallas, TX	July 2025	904	100%	—	904
1045 and 1165 Madison Avenue [7]	New York, NY	January 2026	20,750	100%	—	20,750
Subtotal REIT Portfolio:			504,955		—	377,191

Investment Management:
Other Co-Investment Vehicles:
Pinewood Square [4]	Lake Worth, FL	March 2025	68,207	100%	—	68,207
The Avenue at West Cobb [4]	Marietta, GA	September 2025	62,701	100%	—	62,701
The Shops at Skyview [7]	Queens, NY	January 2026	424,400	20%	—	84,880
Subtotal Investment Management:			555,308		—	215,788

TOTAL ACQUISITIONS			$1,060,263		$—	$592,979

DISPOSITIONS

REIT Portfolio:
Mad River Station	Dayton, OH	August 2025	$15,020	100%	$—	$15,020

Investment Management:
Fund III:
640 Broadway	New York, NY	September 2025	49,500	100%	49,500	12,147

FUND IV:
Eden Square	Bear, DE	June 2025	28,040	90%	25,236	5,835
1035 Third Avenue	New York, NY	October 2025	22,000	100%	22,000	5,086

Fund V:
Landstown Commons	Virginia Beach, VA	January 2026	102,000	100%	102,000	20,502
Subtotal Investment Management:			201,540		198,736	43,570

TOTAL DISPOSITIONS			$216,560		$198,736	$58,590

Structured Financing Activity
Note Description	Transaction Type	Date of Transaction	Transaction Amount	Acadia Share

Georgetown Renaissance - NCI Holder [5]	Other Loan	January 2025	$57,117	$18,277
850 Third Avenue	Mezzanine Loan	April 2025	28,465	28,465
City Point Loan [6]	Conversion	September 2025	56,018	56,018
The Shops at Skyview [8]	Preferred Equity	January 2026	41,700	33,360
			$183,300	$136,120

_____________________________

Supplemental Report December 31, 2025 – 16

Transactional Activity
(in thousands)

1.
Transaction amounts include capitalized costs, where applicable. Refer to Note 2 in the Company’s latest Form 10-Q or 10-K for further discussion of any such transactions.
2.
Ownership percentages for those properties in Funds II, III, IV, and V within our Investment Management platform represent the respective Investment Management’s ownership, not the Company’s proportionate share.
3.
97 North 6th Street and 85 5th Avenue were acquired with executed leases in place, that had not yet commenced. The 97 North 6th Street lease commenced in the third quarter of 2025. The 85 5th Avenue lease commenced in the fourth quarter of 2025. Prior to rent commencement, the Company capitalized interest on qualifying assets.
4.
The Company intends to bring in strategic institutional investor(s) to complete the capitalization of these properties. No assurances can be given that the Company will successfully identify and close on such a transaction.
5.
The Company paid down approximately $57.1 million of an assumed mortgage within the Renaissance Portfolio. This amount represents its noncontrolling interest holders’ 32% share of such payment.
6.
In the third quarter of 2025, a Fund II partner exercised its put right, and the Company acquired the partner’s 18.33% interest for total consideration of approximately $56.0 million (which comprised the assumption of the redeeming partner’s portion of the City Point Loan and accrued interest balance of $48.0 million and a cash payment of $8.0 million), increasing its ownership in Fund II from 61.67% to 80%. Refer to Note 10 in the Company’s 10-K for the year ended December 31, 2025.
7.
Acquisitions that closed after December 31, 2025 do not reflect certain acquisitions costs that may be subsequently capitalized.
8.
The Company provided the venture a $41.7 million preferred equity investment to the venture, of which it has a 20% interest. The amount above represents its pro rata preferred equity investment in the venture.

Supplemental Report December 31, 2025 – 17

2026 Guidance

As previously disclosed, beginning in 2026, the Company will report a new supplemental measure, FFO As Adjusted. FFO As Adjusted will be calculated by adjusting NAREIT FFO to exclude gains and promotes from its Investment Management business along with other items, including non-comparable revenues, expenses, gains, and losses, that the Company believes are not reflective of ongoing core operating results.

The following initial guidance is based upon Acadia’s current view of market conditions and assumptions for the year ended December 31, 2026. The Company is setting initial 2026 guidance as follows:

	2026 Guidance		2025 Actuals
	Low	High

Net earnings per share attributable to Acadia	$0.24	$0.26	$0.10
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share other than Common OP Units)	0.95	0.97	0.94
Gain on disposition on real estate properties (net of noncontrolling interest share other than Common OP Units)	(0.04)	(0.04)	(0.02)
Impairment charges (net of noncontrolling interest share other than Common OP Units)	—	—	0.07
Loss on change in control	—	—	0.07
Noncontrolling interest in Operating Partnership	0.03	0.03	0.03
NAREIT Funds from operations per share attributable to Common Shareholders and Common OP Unit holders	$1.18	$1.22	$1.19
Adjustments to FFO:
Unrealized holding loss	—	—	0.01
Promote Income	—	—	(0.01)
Lease Settlement Income [1]	—	—	(0.06)
Transaction and other expenses [2]	0.03	0.03	0.01
Funds From Operations As Adjusted per share attributable to Common Shareholders and Common OP Unit holders [3]	$1.21	$1.25	$1.14

_____________________________

1.
The Company recognized approximately $8.0 million, or $0.06 per share, related to the termination of its lease with Whole Foods at City Center for the quarter ended March 31, 2025.
2.
Transaction and other expenses include those costs that the Company believes are not reflective of ongoing core operating results including investment transaction costs, employee retirement and severance costs.
3.
Refer to the “Important Notes” on page 43 of this release for the definition of Funds From Operations As Adjusted.

The Company’s full year outlook is based on the following assumptions:

•
REIT Portfolio Same-Property NOI growth, excluding properties in redevelopment, of 5-9%
•
Investment Management fees ranging from $23-$26 million
•
Structured Finance (interest) income ranging from $16-$18 million
•
Pro-rata REIT Portfolio and Investment Management non-cash GAAP items (above/below market and straight-line rental income) ranging from $12-$15 million
•
Recurring G&A expenses ranging from $44-$46 million
•
Interest expense, net, ranging from $68-$70 million, which does not reflect the potential reduction in interest expense that would result from settling the forward equity contracts
•
Guidance does not factor in potential acquisitions or dispositions, other than those that have already been completed
•
NAREIT FFO guidance does not factor in any promotes or realized gains. Such amounts, if any, will be included in NAREIT FFO (but excluded from FFO As Adjusted) in the period in which the transaction occurs.

Supplemental Report December 31, 2025 – 18

9

Net Asset Valuation Information
(in thousands)

	REIT	FUND II [3]	FUND III	FUND IV	FUND V	Other Co-Investment Vehicles [5]

Acadia Ownership Percentage	N/A	80.00%	24.54%	23.12%	20.10%	5% to 20%

Current Quarter NOI
At Pro-Rata [1]
Net Operating Income (loss) [2]	$43,049	N/A3	$(11)	$422	$5,246	$3,097
Less:
Net operating income from properties sold or assets held for sale	—	N/A3	4	15	3	—
Net operating income (loss) from pre-stabilized assets, development and redevelopment projects [4]	(4,082)	N/A 3	7	(71)	—	—
Net Operating Income of stabilized assets	$38,967	N/A 3	$—	$366	$5,249	$3,097

Costs to Date (Pro-Rata)
Assets held for sale	$—	N/A [3]	$—	$—	$—	$—
Pre-stabilized assets [4]	302,246	N/A [3]	—	17,466	—	—
Development and redevelopment projects [6]	517,000	N/A 3	8,300	27,800	—	—
Total Costs to Date	$819,246	N/A 3	$8,300	$45,266	$—	$—

Debt (Pro-Rata)	$1,188,590	$103,642	$—	$23,462	$148,614	$30,350

_____________________________

1.
This Net Asset Valuation Information page shows Acadia’s pro-rata portion of the REIT and Investment Management Net Operating Income.
2.
Does not include a full quarter of NOI for any assets purchased during the current quarter. See Transactional Activity page in this Supplemental Report for descriptions of those acquisitions.
3.
Fund II has been substantially liquidated except for its investment in City Point. Amounts omitted as only remaining asset is City Point.
4.
Pre-stabilized assets consist of the following projects for REIT: Route 6 Mall, 664 N. Michigan Avenue, 651-671 West Diversey, 2323-2409 Henderson Avenue, and City Center; Fund II: City Point; Fund IV: 210 Bowery, 801 Madison, and 27 E 61st Street.
5.
Other Co-investment vehicles currently include the Company’s ownership interest in Shops at Grand Avenue, Walk at Highwoods Preserve, LINQ Promenade, Shops at Skyview, Pinewood Square (wholly-owned as of December 31, 2025), and The Avenue at West Cobb (wholly-owned as of December 31, 2025).
6.
Refer to Development and Redevelopment Activity page for projects.

Supplemental Report December 31, 2025 – 19

Portfolio Debt – Summary
(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	REIT Portfolio		Investment Management		Total					Reconciliation to Consolidated Debt as Reported
Debt Type	Principal Balance	WA Years to Maturity [6]	Principal Balance	WA Years to Maturity [6]	Principal Balance	WA Years to Maturity [6]	Swap Notional	Adjusted Debt Total	Interest Rate	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$267,975	2.9	$28,197	1.7	$296,172	2.8	$1,033,142	$1,329,314		$305,555	$(132,116)	$1,502,753
Variable-Rate Debt [5]	920,615	3.0	277,871	2.0	1,198,486	2.8	(1,033,142)	165,344		239,106	(33,836)	370,614

Total	$1,188,590	3.0	$306,068	1.9	$1,494,658	2.8	$—	$1,494,658	4.5%	$544,661	$(165,952)	1,873,367

Unamortized premium					691							926
Net unamortized loan costs					(10,254)							(11,387)
Contingent loan obligation					5,787							—
Total					$1,490,882							$1,862,906

_____________________________

1.
Fixed-rate debt includes notional principal fixed through swap transactions. The interest rate includes the impact of swaps; refer to the Swap Interest Rate Summary page.
2.
Represents the Company's pro-rata share of debt based on its percent ownership.
3.
Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.
Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.
Variable-rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.
Based on debt maturity date without regard to available extension options.

Supplemental Report December 31, 2025 – 20

Portfolio Debt – Detail
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		December 31, 2025	Percent	Amount	Rate	Maturity Date	Options

REIT PORTFOLIO

Fixed-Rate Debt

840 N. Michigan Avenue [2]		$30,000	94.35%	$28,304	N/A	12/10/26	None
239 Greenwich Avenue		25,820	75.00%	19,365	4.00%	07/10/27	1x60 mos.
$20M Senior Note, Series A		20,000	100.00%	20,000	5.86%	08/21/27	None
Georgetown Portfolio (2008 Investment)		13,442	50.00%	6,721	4.72%	12/10/27	None
555 9th Street		55,000	100.00%	55,000	3.99%	01/01/28	1x24 mos.
State & Washington		19,964	100.00%	19,964	4.40%	09/05/28	None
$80M Senior Note, Series B		80,000	100.00%	80,000	5.94%	08/21/29	None
North & Kingsbury		9,456	100.00%	9,456	4.01%	11/05/29	None
151 N. State Street		11,437	100.00%	11,437	4.03%	12/01/29	None
Concord & Milwaukee		2,103	100.00%	2,103	4.40%	06/01/30	None
Gotham Plaza		28,000	49.00%	13,720	5.90%	10/05/34	None
California & Armitage		1,905	100.00%	1,905	5.89%	04/15/35	None
Sub-Total Fixed-Rate Debt		297,127		267,975

Variable-Rate Debt

Georgetown Portfolio (2016 Investment)		102,000	68.01%	69,365	SOFR+1.55%	11/06/26	2x12 mos.
Revolving Credit Facility [3]		89,500	100.00%	89,500	SOFR+1.25%	04/15/28	2x6 mos.
Term Loan A-1		400,000	100.00%	400,000	SOFR+1.40%	04/15/28	2x6 mos.
Crossroads Shopping Center		75,000	49.00%	36,750	SOFR+1.95%	11/04/29	2x12 mos.
Term Loan A-2		250,000	100.00%	250,000	SOFR+1.20%	05/29/30	None
$75 Million Term Loan		75,000	100.00%	75,000	SOFR+1.20%	07/25/30	None
Sub-Total Variable-Rate Debt		991,500		920,615
Total Debt - REIT Portfolio		$1,288,627		$1,188,590

INVESTMENT MANAGEMENT

Fixed-Rate Debt

Tri-City Plaza	Fund V	$35,038	18.09%	$6,338	6.00%	04/18/26	None
650 Bald Hill Road	Fund IV	14,565	20.81%	3,031	3.75%	06/01/26	None
Shoppes at South Hills	Fund V	32,640	18.09%	5,905	5.95%	03/01/28	1x12 mos.
Broughton Street Portfolio	Fund IV	25,939	23.12%	5,997	5.62%	06/01/28	None
Canton Marketplace	Fund V	34,460	20.10%	6,926	6.29%	06/01/28	None
Sub-Total Fixed-Rate Debt		142,642		28,197

Variable-Rate Debt [1]

Hiram Pavilion	Fund V	26,467	20.10%	5,320	SOFR+2.30%	03/05/26	1x12 mos.
1964 Union	Fund IV	1,310	20.81%	273	SOFR+2.75%	03/30/26	1x3 mos.
Frederick County Square	Fund V	24,381	18.09%	4,411	SOFR+2.51%	04/01/26	None
New Towne Center	Fund V	15,720	20.10%	3,160	SOFR+2.20%	05/01/26	None
Fairlane Green	Fund V	31,019	20.10%	6,235	SOFR+2.30%	06/05/26	None
Trussville Promenade	Fund V	27,747	20.10%	5,577	SOFR+2.30%	06/15/26	None
Cypress Creek	Fund V	32,200	20.10%	6,472	SOFR+2.80%	09/01/26	1x12 mos.
Hickory Ridge	Fund V	25,989	20.10%	5,224	SOFR+2.30%	10/05/26	1x12 mos.
Monroe Marketplace	Fund V	25,300	20.10%	5,085	SOFR+2.76%	11/12/26	None
Maple Tree Place	Fund V	47,743	20.10%	9,596	SOFR+2.85%	02/14/27	2x12 mos.
Wood Ridge Plaza	Fund V	36,035	18.09%	6,519	SOFR+2.90%	03/21/27	None
La Frontera	Fund V	55,500	18.09%	10,040	SOFR+2.61%	06/10/27	None
Midstate Mall	Fund V	57,000	20.10%	11,457	SOFR+1.75%	08/04/27	2x12 mos.
Landstown Commons	Fund V	57,903	20.10%	11,638	SOFR+2.20%	10/24/27	2x12 mos.
Riverdale FC	Fund V	37,764	17.97%	6,787	SOFR+2.46%	11/01/27	None

Supplemental Report December 31, 2025 – 21

Portfolio Debt – Detail
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		December 31, 2025	Percent	Amount	Rate	Maturity Date	Options
Lincoln Commons	Fund V	33,830	20.10%	6,800	SOFR+3.10%	11/25/27	None
LINQ Promenade	IMP	175,000	15.00%	26,250	SOFR+1.75%	12/12/27	1x24 mos.
Santa Fe Plaza	Fund V	22,893	20.10%	4,601	SOFR+2.10%	12/20/27	2x12 mos.
Elk Grove Commons	Fund V	41,000	20.10%	8,241	SOFR+2.00%	12/20/27	1x12 mos.
Palm Coast Landing	Fund V	25,912	20.10%	5,208	SOFR+2.15%	02/01/28	None
Mohawk Commons	Fund V	39,110	18.09%	7,074	SOFR+2.00%	03/01/28	None
City Point	Fund II	137,500	75.38%	103,642	SOFR+1.90%	08/01/28	1x12 mos.
The Walk at Highwoods Preserve	IMP	20,500	20.00%	4,100	SOFR+2.50%	10/25/28	1x12 mos.
Acadia Strategic Opportunity Fund IV Term Loan	Fund IV	61,250	23.12%	14,161	SOFR+1.20%	12/09/28	None
Sub-Total Variable-Rate Debt		1,059,073		277,871
Total Debt - Investment Management		1,201,715		306,068
Total Debt - REIT Portfolio and Investment Management		$2,490,342		$1,494,658

_____________________________

1.
The Company has hedged a portion of its variable-rate debt with multiple variable to fixed-rate swap agreements which have various maturities (see Swap Interest Rate Summary of this Supplemental report which highlights the notional and fixed base rate). The indicated maturity for each loan reflects the contractual maturity date of the loan without regard to the expiration of the related swap agreements.
2.
The Company makes cash payments at a stated interest rate of 6.5% on the outstanding principal balance. Following the modification of the loan in December 2023, the effective interest rate for GAAP purposes is zero.
3.
The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.

Supplemental Report December 31, 2025 – 22

Future Debt Maturities [1]
(in thousands)

REIT Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2026	$2,919	$132,000	$134,919	$2,541	$28,305	$69,365	$100,211	—	1.55%
2027	5,266	57,538	62,804	4,953	45,053	—	50,006	4.91%	N/A
2028	1,901	559,862	561,763	1,867	70,362	489,500	561,729	4.10%	1.37%
2029	1,887	171,337	173,224	1,539	97,088	36,380	135,007	5.54%	1.95%
2030	253	326,597	326,850	253	1,597	325,000	326,850	4.40%	1.20%
Thereafter	1,044	28,023	29,067	1,044	13,743	—	14,787	5.90%	N/A
Total	$13,270	$1,275,357	$1,288,627	$12,197	$256,148	$920,245	$1,188,590

Investment Management	Contractual Debt Maturities			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2026	$6,201	$257,946	$264,147	$1,196	$9,300	$41,470	$51,966	5.27%	2.45%
2027	6,979	557,518	564,497	1,307	—	100,581	101,888	N/A	2.24%
2028	509	372,562	373,071	97	18,391	133,726	152,214	5.97%	1.86%
2029	—	—	—	—	—	—	—	N/A	N/A
2030	—	—	—	—	—	—	—	N/A	N/A
Thereafter	—	—	—	—	—	—	—	N/A	N/A
Total	$13,689	$1,188,026	$1,201,715	$2,600	$27,691	$275,777	$306,068

_____________________________

1.
Does not include any applicable extension options or subsequent refinancing.
2.
The amounts in the table reflect the all-in fixed rate for maturing debt with a fixed rate, and the spread above the applicable index (typically SOFR) on variable rate debt. The rate does not reflect the all-in rate for variable rate obligations. Refer to Swap Interest Rate Summary page for interest rate protection agreements that fix our variable rate debt.

Supplemental Report December 31, 2025 – 23

Future Debt Maturities – As Extended [1]
(in thousands)

REIT Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2026	$2,919	$30,000	$32,919	$2,541	$28,305	$—	$30,846	—	N/A
2027	5,266	32,402	37,668	4,953	26,201	—	31,154	5.57%	N/A
2028	1,901	119,862	121,763	1,867	17,862	69,365	89,094	4.40%	1.55%
2029	1,887	586,587	588,474	1,539	97,088	489,500	588,127	5.54%	1.37%
2030	253	379,097	379,350	253	54,097	325,000	379,350	4.01%	1.20%
Thereafter	1,044	127,409	128,453	1,044	32,595	36,380	70,019	4.85%	1.95%
Total	$13,270	$1,275,357	$1,288,627	$12,197	$256,148	$920,245	$1,188,590

Investment Management	Extended Debt Maturities [1]			Acadia's Pro-Rata Share				Weighted Average[2]
	Scheduled			Scheduled	Fixed	Variable		Fixed-	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Maturities	Total	Rate Debt	Rate Debt

2026	$6,201	$174,062	$180,263	$1,196	$9,300	$24,610	$35,106	5.27%	2.43%
2027	6,979	241,599	248,578	1,307	—	46,004	47,311	N/A	2.66%
2028	509	224,204	224,713	97	12,718	34,228	47,043	5.98%	1.70%
2029	—	548,161	548,161	—	5,673	170,935	176,608	5.95%	1.96%
2030	—	—	—	—	—	—	—	N/A	N/A
Thereafter	—	—	—	—	—	—	—	N/A	N/A
Total	$13,689	$1,188,026	$1,201,715	$2,600	$27,691	$275,777	$306,068

_____________________________

1.
Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancing.
2.
The amounts in the table reflect the all-in fixed rate for maturing debt with a fixed rate, and the spread above the applicable index (typically SOFR) on variable rate debt. The rate does not reflect the all-in rate for variable rate obligations. Refer to Swap Interest Rate Summary page for interest rate protection agreements that fix our variable rate debt.

Supplemental Report December 31, 2025 – 24

Swap Interest Rate Summary [1]
(in thousands)

Maturity	Acadia's Pro-rata Notional Amount	Weighted Average Fixed SOFR [2]
March 2026	$5,320	4.5%
April 2026	11,020	2.9%
May 2026	3,160	3.5%
June 2026	6,226	1.2%
October 2026	5,194	3.7%
November 2026	73,517	3.9%
December 2026	5,981	4.3%
June 2027	5,020	3.4%
July 2027	125,000	2.1%
August 2027	8,593	3.5%
December 2027	118,290	2.7%
February 2028	5,208	3.4%
March 2028	57,075	2.8%
April 2028	75,000	3.3%
June 2028	50,000	2.9%
July 2028	25,000	3.4%
August 2028	50,000	3.4%
February 2029	50,000	1.4%
June 2029	25,000	0.5%
July 2029	25,000	0.1%
October 2029	4,100	3.7%
November 2029	36,750	3.8%
December 2029	87,688	3.4%
April 2030	50,000	3.1%
July 2030	125,000	2.7%

Total	$1,033,142	2.8%

_____________________________

1.
Includes the Company's pro-rata share of consolidated and unconsolidated interest rate swaps to hedge against interest variability on REIT and Investment Management debt.
2.
Represents the effective strike (fixed) rate on the swap, inclusive of the amortization of deferred gains/losses on terminated swaps, that the Company pays in exchange for receiving SOFR.

Supplemental Report December 31, 2025 – 25

Core Portfolio Retail Properties – Detail [1]

	Year	Acadia's	Gross Leasable Area (GLA)				Economic Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF	Key Tenants

STREET AND URBAN RETAIL
Chicago Metro						`
Gold Coast and North Michigan Ave Collection (7 properties)	2011 2012 2013	100.0%	57,577	—	—	57,577	95.1%	—%	—%	95.1%	95.1%	$11,048,326	$201.87	Kith, Lululemon, Reformation, Veronica Beard, St. Laurent, Brandy Melville, Mango
Clark Street and W. Diversey Collection (4 properties)	2011 2012	100.0%	53,099	—	—	53,099	89.0%	—%	—%	89.0%	89.0%	2,261,842	47.84	Starbucks, TJ Maxx, J Crew Factory, Trader Joe's, Sephora
Halsted and Armitage Collection (13 properties)	2011 2012 2019 2020	100.0%	53,220	—	—	53,220	100.0%	—%	—%	100.0%	100.0%	3,249,311	61.05	Serena and Lily, Faherty, Jenny Kayne, Warby Parker, Kiehl's, Solidcore, Rails, Levain Bakery, Huckberry
North Lincoln Park Chicago Collection (6 properties)	2011 2014	100.0%	22,125	—	27,796	49,921	27.7%	—%	77.6%	55.5%	55.5%	1,057,532	38.20	Guitar Center, Carhartt
State and Washington	2016	100.0%	65,401	—	—	65,401	100.0%	—%	—%	100.0%	100.0%	2,788,546	42.64	Nordstrom Rack, Uniqlo
151 N. State Street	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,573,000	57.44	Walgreens
North and Kingsbury	2016	100.0%	41,791	—	—	41,791	100.0%	—%	—%	100.0%	100.0%	2,015,292	48.22	Old Navy, Backcountry
Concord and Milwaukee	2016	100.0%	13,147	—	—	13,147	100.0%	—%	—%	100.0%	100.0%	490,931	37.34	—
California and Armitage	2016	100.0%	—	—	18,275	18,275	—%	—%	90.8%	90.8%	90.8%	806,791	48.63	—
Roosevelt Galleria	2015	100.0%	—	—	37,995	37,995	—%	—%	89.7%	89.7%	89.7%	825,979	24.24	Petco, Vitamin Shoppe, Dollar Tree
Sullivan Center	2016	100.0%	176,181	—	—	176,181	83.8%	—%	—%	83.8%	83.8%	5,525,371	37.43	Target
			509,926	—	84,066	593,992	89.6%	—%	85.9%	89.0%	89.0%	$31,642,921	$59.82
New York Metro
Soho and West Village Collection (19 properties)	2011 2014 2019 2020 2022 2024 2025	100.0%	69,643	—	—	69,643	89.4%	—%	—%	89.4%	96.3%	$20,503,770	$329.32	Reiss, Vuori, Zimmermann, Madewell, John Varvatos Watches of Switzerland, Frame, Theory, Bang & Olufsen, Marine Layer
Flatiron and Union Square Collection (3 properties)		100.0%	23,781	—	—	23,781	100.0%	—%	—%	100.0%	100.0%	4,858,992	204.32	Nespresso, Dr. Martens
200 West 54th Street	2007	100.0%	5,932	—	—	5,932	98.8%	—%	—%	98.8%	98.8%	1,640,164	279.80	—
4401 White Plains Road	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21	Walgreens
Bartow Avenue	2005	100.0%	—	—	14,824	14,824	—%	—%	100.0%	100.0%	100.0%	509,030	34.34	Wingstop
Greenwich and Westport Collection (4 properties)	1998 2012 2014	89.5%	39,593	—	—	39,593	100.0%	—%	—%	100.0%	100.0%	4,544,869	114.79	Veronica Beard, The RealReal, Blue Mercury, Splendid, Swarvoski, Watches of Switzerland
2914 Third Avenue	2006	100.0%	—	21,650	18,953	40,603	—%	100.0%	100.0%	100.0%	100.0%	1,131,422	27.87	Planet Fitness

Supplemental Report December 31, 2025 – 26

Core Portfolio Retail Properties – Detail [1]

	Year	Acadia's	Gross Leasable Area (GLA)				Economic Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF	Key Tenants
313-315 Bowery [2]	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	527,076	79.86	John Varvatos
120 West Broadway	2013	100.0%	13,838	—	—	13,838	100.0%	—%	—%	100.0%	100.0%	2,506,696	181.15	Citizens Bank, Citi Bank
2520 Flatbush Avenue	2014	100.0%	—	—	29,114	29,114	—%	100%	100.0%	100.0%	100.0%	1,297,818	44.58	Bob's Discount Furniture, Capital One
Williamsburg Bedford Avenue Collection [3]	2022	100.0%	50,842	—	—	50,842	92.9%	—%	—	92.9%	100.0%	5,284,345	111.87	Sephora, SweetGreen, Levain Bakery, Alo Yoga
Williamsburg North 6th Collection [3] (7 properties)	2024 2025	100.0%	56,815	—	—	56,815	94.5%	—%	—	94.5%	98.6%	7,635,565	142.28	Lululemon, Madewell, On Running, Abercrombie and Fitch, Birkenstock, Patagonia
991 Madison Avenue	2016	100.0%	7,512	—	—	7,512	100.0%	—%	—%	100.0%	100.0%	3,790,095	504.54	Vera Wang, Gabriela Hearst
Gotham Plaza	2016	49.0%	—	—	25,931	25,931	—%	—%	75.4%	75.4%	75.4%	1,672,236	85.48	Bank of America, Footlocker, Apple Bank
			274,556	34,614	88,822	397,992	94.8%	100.0%	92.8%	94.8%	97.5%	$56,527,078	$149.77
Los Angeles Metro
8833 Beverly Blvd	2022	97.0%	9,757	—	—	9,757	100.0%	—%	—%	100.0%	100.0%	$1,390,888	$142.55	Luxury Living
Melrose Place Collection	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	3,241,818	231.56	The Row, Chloe, Oscar de la Renta
			23,757	—	—	23,757	100.0%	—%	—%	100.0%	100.0%	$4,632,706	$195.00
District of Columbia Metro
1739-53 and 1801-03 Connecticut Avenue	2012	100.0%	20,669	—	—	20,669	21.9%	—%	—%	21.9%	21.9%	$311,541	$68.97	TD Bank
14th Street Collection (3 properties)	2021	100.0%	19,077	—	—	19,077	76.4%	—%	—%	76.4%	76.4%	1,396,848	95.83	Verizon, Long and Foster, VSV Wine Bar, Tile Bar
Rhode Island Place Shopping Center	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	88.5%	93.5%	93.5%	1,957,308	36.30	Ross Dress for Less
M Street and Wisconsin Corridor (28 Properties) [4]	2011 2016 2019	68.0%	262,412	—	—	262,412	93.7%	—%	—%	93.7%	94.9%	19,085,423	77.63	Lululemon, Duxiana, Reformation, Glossier, Alo Yoga, Aritzia, Skims, J Crew, Google
			302,158	25,134	32,533	359,825	87.7%	100.0%	88.5%	88.6%	89.5%	$22,751,120	$71.35
Boston Metro
165 Newbury Street	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	$321,953	$306.62	Starbucks

Dallas Metro
Henderson Avenue Portfolio (12 properties)	2022 2024 2025	100.0%	53,017	31,635	—	84,652	74.0%	100.0%	—%	83.7%	85.9%	$2,642,593	$37.30	Sprouts Market, Warby Parker, Tecovas

Total Street and Urban Retail			1,164,464	91,383	205,421	1,461,268	89.8%	100.0%	89.3%	90.4%	91.5%	$118,518,371	$89.73

Acadia Share Total Street and Urban Retail			1,076,079	91,383	192,196	1,359,659	89.5%	100.0%	90.3%	90.3%	91.5%	$111,177,689	$90.51
			—

Supplemental Report December 31, 2025 – 27

Core Portfolio Retail Properties – Detail [1]

	Year	Acadia's	Gross Leasable Area (GLA)				Economic Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF	Key Tenants
SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	1998	100.0%	—	43,531	100,457	143,988	—%	100.0%	92.5%	94.8%	100.0%	$3,592,469	$26.32	Walgreens, Lidl, Chase Bank, City MD, Five Below
Marketplace of Absecon	1998	100.0%	—	24,504	79,133	103,637	—%	53.9%	86.8%	79.0%	79.0%	1,610,074	19.66	Walgreens, Dollar Tree, Aldi

New York
Village Commons Shopping Center	1998	100.0%	—	—	87,239	87,239	—%	—%	88.7%	88.7%	92.6%	2,763,571	35.71	Citibank, Ace Hardware
Branch Plaza	1998	100.0%	—	76,264	47,081	123,345	—%	73.5%	86.8%	78.6%	78.6%	2,762,924	28.51	LA Fitness
Amboy Center	2005	100.0%	—	37,266	26,106	63,372	—%	100.0%	80.8%	92.1%	92.1%	2,129,760	36.49	Stop & Shop (Ahold)
Crossroads Shopping Center	1998	49.0%	—	202,727	108,801	311,528	—%	93.9%	92.9%	93.5%	97.5%	9,769,104	33.53	HomeGoods, PetSmart, BJ's Wholesale Club, O'Reilly Auto Parts
New Loudon Center	1993	100.0%	—	241,746	16,643	258,389	—%	95.0%	100.0%	95.3%	95.3%	2,332,481	9.47	Price Chopper, Marshalls
28 Jericho Turnpike	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,996,500	20.72	Kohl's

Connecticut
Town Line Plaza [5]	1998	100.0%	—	163,159	43,187	206,346	—%	100.0%	93.1%	98.5%	98.5%	1,657,996	15.63	Wal-Mart, Stop & Shop (Ahold)

Massachusetts
Methuen Shopping Center	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	56.3%	96.6%	96.6%	1,390,578	11.07	Wal-Mart, Market Basket
Crescent Plaza	1993	100.0%	—	156,985	61,017	218,002	—%	100.0%	97.5%	99.3%	100.0%	2,258,581	10.43	Home Depot, Shaw's
201 Needham Street	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	711,662	34.87	Michael's
163 Highland Avenue	2015	100.0%	—	40,505	—	40,505	—%	100.0%	100.0%	100.0%	100.0%	1,675,657	41.37	Staples, Petco

Vermont
The Gateway Shopping Center	1999	100.0%	—	73,184	29,670	102,854	—%	100.0%	88.6%	96.7%	98.2%	2,306,912	23.19	Shaw's (Albertsons), Starbucks

Illinois
Hobson West Plaza	1998	100.0%	—	51,692	47,270	98,962	—%	100.0%	78.5%	89.8%	89.8%	1,245,840	14.03	Garden Fresh Markets

Indiana
Merrillville Plaza	1998	100.0%	—	123,144	112,782	235,926	—%	78.9%	87.1%	82.8%	84.3%	2,959,547	15.15	Dollar Tree, TJ Maxx, DD's Discount (Ross)

Michigan
Bloomfield Town Square	1998	100.0%	—	153,332	81,619	234,951	—%	100.0%	100.0%	100.0%	100.0%	4,423,656	18.83	HomeGoods, TJ Maxx, Dick's Sporting Goods, Burlington

Supplemental Report December 31, 2025 – 28

Core Portfolio Retail Properties – Detail [1]

	Year	Acadia's	Gross Leasable Area (GLA)				Economic Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF	Key Tenants
Delaware
Town Center and Other (1 property)	2003	100.0%	—	707,988	21,891	729,879	—%	100.0%	45.3%	98.4%	98.4%	12,802,040	17.83	Lowes, Dick's Sporting Goods, Target, Crunch Fitness
Market Square Shopping Center	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	100.0%	100.0%	100.0%	3,445,866	33.77	Trader Joe's, TJ Maxx
Naamans Road	2006	100.0%	—	—	19,865	19,865	—%	—%	100.0%	100.0%	100.0%	920,134	46.32	Jared Jewelers, American Red Cross

Pennsylvania
Plaza 422	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	956,954	6.12	Home Depot
Chestnut Hill	2006	100.0%	—	—	36,492	36,492	—%	—%	100.0%	100.0%	100.0%	1,000,572	27.42	—
Abington Towne Center [6]	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	92.2%	98.8%	100.0%	1,285,513	21.95	Target, TJ Maxx

Total Suburban Properties			—	2,700,237	1,037,033	3,737,270	—%	97.0%	90.5%	95.2%	96.0%	$65,998,390	$19.99

Acadia Share Total Suburban Properties			—	2,596,846	981,544	3,578,391	—%	97.1%	90.4%	95.2%	96.0%	$61,016,147	$19.35

Total REIT Properties			1,164,464	2,791,620	1,242,454	5,198,538	89.8%	97.1%	90.3%	93.8%	94.8%	$184,516,761	$39.91

Acadia Share Total REIT Properties			1,076,079	2,688,229	1,173,741	4,938,049	89.5%	97.2%	90.4%	93.9%	94.7%	$172,193,836	$39.30

_____________________________

1.
Excludes properties that are under development, redevelopment or pre-stabilized. For further detail, refer to the Development and Redevelopment Activity section of this Supplemental Report. The above economic occupancy and rent figures reflects only retail spaces where leases have commenced. Leased occupancy includes both economic leases and signed leases that have not yet commenced. ABR and ABR per square foot are based solely on economic occupancy.
2.
Represents the annual base rent paid to Acadia pursuant to a master lease and does not reflect the rent paid by the retail tenants at the property.
3.
The Company’s stated legal ownership is 49.99%. However, given the preferences embedded in its interests, the Company did not attribute any value to the 50.01% noncontrolling interest holders.
4.
Excludes 94,000 square feet of office GLA.
5.
Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded from ABR per square footage calculations.
6.
Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded from ABR per square footage calculations.

Supplemental Report December 31, 2025 – 29

REIT Portfolio – Top Tenants [1]
(Pro-Rata Basis)

	Number of	Combined		Percentage of Total [2]
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	408,895	$8,323,009	6.9%	4.8%
J. Crew Group [3]	6	34,902	5,656,274	0.6%	3.1%
Lululemon	3	22,589	4,556,159	0.4%	2.5%
TJX Companies [4]	9	252,043	3,105,924	4.2%	1.7%
Dick's Sporting Goods, Inc	2	149,782	2,965,770	2.5%	1.6%
Walgreens	4	68,393	2,887,312	1.1%	1.6%
PetSmart, Inc.	4	76,257	2,794,473	1.3%	1.5%
Trader Joe's	3	40,862	2,628,360	0.7%	1.4%
Fast Retailing [5]	2	32,013	2,579,274	0.5%	1.4%
ALO Yoga	2	22,566	2,505,663	0.4%	1.4%
Albertsons Companies, Inc. [6]	2	123,409	2,061,142	2.1%	1.1%
Bob's Discount Furniture	2	68,793	2,027,670	1.2%	1.1%
Watches of Switzerland [7]	2	13,863	1,809,177	0.2%	1.0%
Royal Ahold [8]	2	103,125	1,752,574	1.7%	1.0%
Patagonia	2	15,526	1,652,651	0.3%	0.9%
Gap, Inc. [9]	2	37,895	1,363,165	0.6%	0.8%
Citibank	4	16,160	1,354,382	0.3%	0.7%
The Home Depot, Inc.	2	187,914	1,345,020	3.1%	0.7%
Michaels Stores, Inc.	2	45,285	1,283,810	0.8%	0.7%
Veronica Beard	2	4,136	1,199,567	0.1%	0.7%
TOTAL	60	1,724,408	$53,851,376	29.0%	29.7%

_____________________________

1.
In accordance with the Company's policy of not disclosing the terms of individual leases, this list does not include tenants that operate at only one location. The following tenants with single locations that would otherwise be included in our top 20 tenants are: Vuori (106 Spring Street), Nespresso (85 5th Avenue), Mango (664 N. Michigan Avenue), Lowe's (Town Center), Kohl's (28 Jericho Turnpike), Bang & Olufsen (121 Spring Street), and Vera Wang (991 Madison Avenue).
2.
Totals may not foot due to rounding.
3.
Madewell (4 locations), J.Crew Factory (1 location), J. Crew (1 location)
4.
TJ Maxx (6 locations), HomeGoods (2 locations), Marshalls (1 location)
5.
Uniqlo (1 location), Theory (1 location)
6.
Shaw’s (2 locations)
7.
Grand Seiko (1 location), Betteridge Jewelers (1 location)
8.
Stop and Shop (2 locations)
9.
Old Navy (2 locations)

Supplemental Report December 31, 2025 – 30

REIT Portfolio – Same Property Performance [1]
(in thousands)

	Quarter Ended December 31,			Year to Date December 31,
	2025	2024	% Change	2025	2024	% Change

Summary
Minimum rents	$39,074	$38,268	2.1%	$151,874	$147,529	2.9%
Expense reimbursements	10,086	9,277	8.7%	37,949	36,682	3.5%
Other property income	1,081	584	85.1%	3,434	2,721	26.2%

Total Revenue	50,241	48,129	4.4%	193,257	186,932	3.4%

Expenses
Property operating - CAM & Real estate taxes	12,706	12,908	(1.6)%	47,923	49,319	(2.8)%
Other property operating (Non-CAM)	1,595	1,425	11.9%	6,196	5,969	3.8%

Total Expenses	14,301	14,333	(0.2)%	54,119	55,288	(2.1)%

Same Property NOI - REIT properties	$35,940	$33,796	6.3%	$139,138	$131,644	5.7%

Reconciliation of Same Property NOI to REIT Portfolio NOI
NOI of Properties excluded from Same Property NOI	7,109	2,195		18,486	8,629
REIT Portfolio NOI	$43,049	$35,991		$157,624	$140,273

Other same property information
Economic Occupancy at the end of the period	93.8%	93.1%
Leased Occupancy at the end of the period	94.7%	95.8%

_____________________________

1.
The above amounts include the pro-rata share of the Company's REIT Portfolio consolidated and unconsolidated investments.

Supplemental Report December 31, 2025 – 31

REIT Portfolio – Lease Expirations
(Pro-Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	5	12,290	1.3%	$100.26	1.2%	—	—	—%	$—	—%
2026	30	87,665	9.1%	137.93	11.9%	11	424,984	18.0%	10.78	12.4%
2027	28	83,901	8.7%	103.64	8.5%	4	140,838	6.0%	20.24	7.7%
2028	21	247,491	25.7%	61.87	15.0%	10	477,731	20.3%	12.31	15.9%
2029	25	71,864	7.5%	115.09	8.1%	14	505,783	21.5%	15.40	21.1%
2030	23	105,678	11.0%	100.68	10.4%	5	177,026	7.5%	24.70	11.8%
2031	6	38,026	3.9%	85.95	3.2%	2	50,566	2.1%	16.97	2.3%
2032	17	69,578	7.2%	163.00	11.1%	1	12,250	0.5%	21.96	0.7%
2033	26	90,021	9.3%	126.82	11.2%	1	28,881	1.2%	14.50	1.1%
2034	9	33,850	3.5%	152.14	5.1%	1	21,804	0.9%	11.25	0.7%
2035	15	64,633	6.7%	125.49	8.0%	4	276,160	11.7%	16.02	12.0%
Thereafter	9	58,516	6.1%	108.43	6.2%	6	241,472	10.2%	21.90	14.3%
Total [2]	214	963,512	100.0%	$105.73	100.0%	59	2,357,496	100.0%	$15.69	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		112,567					75,818
Total Square Feet [2]		1,076,079					2,688,229

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	5	28,000	2.6%	$33.58	2.8%	10	40,290	0.9%	$53.92	1.3%
2026	38	133,586	12.6%	26.42	10.6%	79	646,235	14.7%	31.26	11.7%
2027	35	138,941	13.1%	33.82	14.1%	67	363,680	8.3%	44.67	9.4%
2028	37	147,534	13.9%	35.70	15.8%	68	872,756	19.9%	30.32	15.4%
2029	30	121,926	11.5%	27.29	10.0%	69	699,572	16.0%	27.71	11.3%
2030	26	60,823	5.7%	39.32	7.2%	54	343,528	7.8%	50.66	10.1%
2031	15	81,283	7.7%	25.85	6.3%	23	169,875	3.9%	36.66	3.6%
2032	26	98,214	9.3%	33.29	9.8%	44	180,042	4.1%	82.64	8.6%
2033	21	85,791	8.1%	32.65	8.4%	48	204,693	4.7%	71.50	8.5%
2034	8	29,113	2.7%	28.54	2.5%	18	84,767	1.9%	73.45	3.6%
2035	21	105,181	9.9%	24.51	7.7%	40	445,974	10.2%	33.88	8.8%
Thereafter	12	30,317	2.9%	53.04	4.8%	27	330,305	7.5%	40.09	7.7%
Total [2]	274	1,060,708	100.0%	$31.43	100.0%	547	4,381,716	100.0%	$39.30	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		113,033					301,417
Total Square Feet [2]		1,173,741					4,938,049

_____________________________

1.
Leases currently under month to month or in process of renewal.
2.
Totals may not foot due to rounding.

Supplemental Report December 31, 2025 – 32

REIT Portfolio – New and Renewal Rent Spreads [1]

	Quarter Ended								Year to Date
	March 31, 2025		June 30, 2025		September 30, 2025		December 31, 2025		December 31, 2025
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	3	3	3	3	8	8	2	2	16	16
GLA	18,769	18,769	6,039	6,039	22,343	22,343	5,050	5,050	52,201	52,201
New base rent	$78.60	$73.83	$176.24	$163.70	$142.06	$131.80	$339.50	$299.80	$142.30	$130.90
Previous base rent	$46.02	$46.41	$250.42	$285.02	$110.34	$116.99	$212.90	$236.46	$113.34	$122.61
Average cost per square foot	$18.80	$18.80	$131.75	$131.75	$125.72	$125.72	$479.39	$479.39	$119.54	$119.54
Weighted Average Lease Term (years)	4.8	4.8	7.5	7.5	7.5	7.5	9.0	9.0	6.1	6.1
Percentage growth in base rent	70.8%	59.1%	(29.6)%	(42.6)%	28.8%	12.7%	59.5%	26.8%	25.6%	6.8%

Renewal Leases
Number of renewal leases executed	13	13	22	22	20	20	16	16	71	71
GLA	96,232	96,232	162,226	162,226	216,286	216,286	172,872	172,872	647,616	647,616
New base rent	$30.93	$29.83	$63.21	$60.99	$43.14	$40.10	$31.99	$29.74	$43.38	$41.04
Expiring base rent	$24.70	$27.77	$58.50	$60.46	$33.47	$35.83	$26.88	$27.46	$36.68	$38.57
Average cost per square foot	$—	$—	$10.86	$10.86	$31.01	$31.01	$0.59	$0.59	$0.38	$0.38
Weighted Average Lease Term (years)	6.6	6.6	10.8	10.8	8.2	8.2	5.5	5.5	7.7	7.7
Percentage growth in base rent	25.2%	7.4%	8.1%	0.9%	28.9%	11.9%	19.0%	8.3%	18.3%	6.4%

Total New and Renewal Leases
Number of new and renewal leases executed	16	16	25	25	28	28	18	18	87	87
GLA commencing	115,001	115,001	168,265	168,265	238,629	238,629	177,922	177,922	699,817	699,817
New base rent	$38.71	$37.01	$67.28	$64.68	$52.40	$48.69	$40.72	$37.41	$50.76	$47.74
Expiring base rent	$28.18	$30.82	$65.39	$68.52	$40.67	$43.43	$32.16	$33.40	$42.40	$44.84
Average cost per square foot	$3.07	$3.07	$15.20	$15.20	$39.88	$39.88	$14.18	$14.18	$9.27	$9.27
Weighted Average Lease Term (years)	6.3	6.3	10.7	10.7	8.2	8.2	5.6	5.6	7.6	7.6
Percentage growth in base rent	37.4%	20.1%	2.9%	(5.6)%	28.8%	12.1%	26.6%	12.0%	19.7%	6.5%

_____________________________

1.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's construction and/or redevelopment projects (see Development and Redevelopment Activity page of this Supplemental Report) in both new and renewal leases. Renewal leases include exercised options.
2.
Rents are calculated on a straight-line (GAAP) basis and do not incorporate above- or below-market lease adjustments.
3.
Rents have not been calculated on a straight-line basis. The previous (or expiring) rent reflects the amount at the time of lease expiration, while the new rent represents the amount payable at lease commencement.
(1)

Supplemental Report December 31, 2025 – 33

Fund Overview

I. KEY METRICS	Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$472.0	Million [2]	$502.5	Million	$540.6	Million	$520.0	Million	$2,035.1	Million
Acadia's Commitment	$291.2	Million	$123.3	Million	$125.0	Million	$104.5	Million	$644.0	Million
Acadia's Pro-Rata Share	80.0	% [3]	24.5%		23.1%		20.1%		31.6%
Acadia's Promoted Share [1]	84.0%		39.6%		38.5%		36.1%		45.3%
Preferred Return	8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions	$559.4	Million [2]	$449.2	Million	$506.0	Million	$491.3	Million	$2,005.9	Million
Cumulative Net Distributions [4]	$172.9	Million	$616.3	Million	$221.4	Million	$187.8	Million	$1,198.4	Million
Net Distributions/Contributions	30.9%		137.2%		43.8%		38.2%		59.7%
Unfunded Commitment [5]	$0.0	Million	$0.8	Million	$24.0	Million	$28.7	Million	$53.5	Million
Investment Period Closes	Closed		Closed		Closed		Closed
Currently in a Promote Position? (Yes/No)	No		Yes		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management	Fund II & III		0%
Asset Management [6]	Fund IV		0.75% of Implied Capital
Asset Management [6]	Fund V		1.25% of Implied Capital
Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

_____________________________

1.
Acadia’s “Promoted Share” reflects Acadia's share of fund profits after all partners (including Acadia) have received a full return of their cumulative contributions plus their preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro-rata share of the remaining 80% of profits.
2.
The additional contributions to Fund II beyond its original Fund Size reflects prior-period distributions that were re-contributed in 2016, 2020, 2021 and 2022. These funds supported the on-going redevelopment of existing Fund II investments and included an incremental $172 million of capital contributed in connection with the City Point recapitalization. City Point is the sole remaining asset in Fund II.
3.
In the third quarter of 2025, a Fund II partner exercised its put right, and the Company acquired the partner’s 18% interest for approximately $54.4 million, increasing its ownership in Fund II from 61.67% to 80%. Refer to Note 10 in the Company’s 10-K for the year ended December 31, 2025.
4.
All returns and distributions referenced are presented net of fees and promote.
5.
Unfunded Commitments are reserved for completing leasing and development activities at existing fund investments. These amounts may not equal the difference between Fund Size and Cumulative Contributions due to factors such as recallable distributions, the end of the investment period, or accelerated asset sales that result in released commitments.
6.
Implied Capital refers to the Fund Size less capital allocated to investments that have been sold or released.

Supplemental Report December 31, 2025 – 34

Investment Management Retail Properties – Detail [1]

	Year		Gross Leasable Area				Economic Occupancy				Leased	Annualized
Property	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF	Key Tenants

Fund II Portfolio Detail

NEW YORK
New York
City Point [2]	2007	94.2%	—	330,448	201,534	531,982	—%	100.0%	46.3%	79.6%	87.6%	$20,764,697	$49.01	Primark, Target, Sephora, Basis Schools, Alamo Drafthouse, Trader Joe's, Lululemon

Total - Fund II			—	330,448	201,534	531,982	—%	100.0%	46.3%	79.6%	87.6%	$20,764,697	$49.01

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	2015	100.0%	2,522	—	—	2,522	100.0%	—%	—%	100.0%	100.0%	$300,000	$118.95	─
210 Bowery	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—	─
27 East 61st Street	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—	─
17 East 71st Street	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	2,129,561	252.56	The Row

BOSTON
Massachusetts
Restaurants at Fort Point	2016	100.0%	15,711	—	—	15,711	9.1%	—%	—%	9.1%	9.1%	224,656	157.65	Santander Bank

NORTHEAST
Rhode Island
650 Bald Hill Road	2015	90.0%	—	116,940	43,508	160,448	—%	100.0%	46.0%	85.3%	85.3%	2,092,896	15.28	Dick's Sporting Goods, Burlington

SOUTHEAST
Georgia
Broughton Street Portfolio (14 properties)	2014	100.0%	94,693	—	—	94,693	93.3%	100.0%	—%	93.3%	93.3%	3,492,656	39.54	H&M, Warby Parker, Kendra Scott, Starbucks, Lululemon

WEST
California
Union and Fillmore Collection (1 property)	2015	90.0%	1,044	—	—	1,044	100.0%	—%	—%	100.0%	100.0%	82,500	79.02	Bonobos

Total - Fund IV			129,117	116,940	43,508	289,565	78.8%	100.0%	46.0%	82.4%	82.4%	$8,322,270	$34.87

Supplemental Report December 31, 2025 – 35

Investment Management Retail Properties – Detail [1]

	Year		Gross Leasable Area				Economic Occupancy				Leased	Annualized
Property	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF	Key Tenants
Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	2017	100.0%	—	153,983	70,169	224,152	—%	100.0%	99.7%	99.9%	99.9%	$4,323,989	$19.31	TJ Maxx, Best Buy, Ross Dress for Less

Texas
Wood Ridge Plaza	2022	90.0%	—	—	217,273	217,273	—%	—%	84.3%	84.3%	91.0%	4,693,229	25.61	Skechers, Diamonds Direct, Office Depot
La Frontera Village	2022	90.0%	—	310,762	223,679	534,441	—%	100.0%	88.5%	95.2%	99.5%	7,937,949	15.60	Kohl's, Hobby Lobby, Burlington, Marshalls

MIDWEST
Michigan
New Towne Center	2017	100.0%	—	126,425	64,105	190,530	—%	72.1%	100.0%	81.5%	81.5%	1,996,075	12.86	Kohl's, DSW
Fairlane Green	2017	100.0%	—	109,952	160,235	270,187	—%	100.0%	93.5%	96.2%	98.3%	5,149,277	19.82	TJ Maxx, Michaels, Burlington

NORTHEAST
Maryland
Frederick County (1 property)	2019	90.0%	—	132,794	103,713	236,507	—%	70.6%	85.5%	77.1%	79.6%	3,591,828	19.69	Lidl, Advance Auto, Starbucks

Connecticut
Tri-City Plaza	2019	90.0%	—	188,559	107,258	295,817	—%	100.0%	89.6%	96.2%	96.9%	4,632,849	16.27	TJ Maxx, HomeGoods, ShopRite

New Jersey
Midstate	2021	100.0%	—	270,423	122,466	392,889	—%	100.0%	83.5%	94.9%	95.4%	7,320,518	19.64	ShopRite, Best Buy, Ross Dress for Less, PetSmart

New York
Shoppes at South Hills	2022	90.0%	—	416,804	96,104	512,908	—%	80.7%	60.5%	77.0%	77.0%	4,540,459	11.50	ShopRite, Ashley Furniture
Mohawk Commons	2023	90.0%	—	265,140	134,058	399,198	—%	100.0%	98.2%	99.4%	99.4%	5,809,133	14.64	Lowe's, Target

Pennsylvania
Monroe Marketplace	2021	100.0%	—	263,376	108,276	371,652	—%	100.0%	98.5%	99.6%	99.6%	4,460,933	12.05	Kohl's, Dick's Sporting Goods, Giant Food

Rhode Island
Lincoln Commons	2019	100.0%	—	344,533	116,280	460,813	—%	100.0%	88.6%	97.1%	97.1%	6,208,135	13.87	Stop & Shop (Ahold), Marshalls, HomeGoods

Vermont

Supplemental Report December 31, 2025 – 36

Investment Management Retail Properties – Detail [1]

	Year		Gross Leasable Area				Economic Occupancy				Leased	Annualized
Property	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF	Key Tenants
Maple Tree Place [3]	2023	100.0%	—	249,979	146,799	396,778	—%	100.0%	87.3%	95.3%	96.8%	7,394,723	19.56	Shaw's, Dick's Sporting Goods, Best Buy, Old Navy

SOUTHEAST
Virginia
Landstown Commons	2019	100.0%	—	112,068	271,168	383,236	—%	100.0%	96.3%	97.4%	97.4%	8,054,369	21.58	Best Buy, Burlington, Ross Dress for Less

Florida
Palm Coast Landing	2019	100.0%	—	73,241	98,480	171,721	—%	100.0%	96.4%	97.9%	97.9%	3,634,204	21.61	TJ Maxx, PetSmart, Ross Dress for Less
Cypress Creek	2023	100.0%	—	139,522	100,137	239,659	—%	100.0%	100.0%	100.0%	100.0%	5,265,164	21.97	Hobby Lobby, Total Wine, HomeGoods

North Carolina
Hickory Ridge	2017	100.0%	—	312,711	67,854	380,565	—%	100.0%	78.2%	96.1%	96.1%	4,649,252	12.71	Kohl's, Best Buy, Dick's Sporting Goods

Alabama
Trussville Promenade	2018	100.0%	—	346,902	116,779	463,681	—%	92.0%	82.5%	89.6%	97.3%	3,957,844	9.53	Wal-Mart, Regal Cinemas

Georgia
Canton Marketplace	2021	100.0%	—	132,569	215,397	347,966	—%	100.0%	96.9%	98.1%	98.1%	6,359,342	18.63	Dick's Sporting Goods, TJ Maxx, Best Buy
Hiram Pavilion	2018	100.0%	—	192,114	171,277	363,391	—%	100.0%	100.0%	100.0%	100.0%	5,109,256	14.06	Kohl's, HomeGoods

WEST
California
Elk Grove Commons	2018	100.0%	—	114,015	128,063	242,078	—%	100.0%	98.3%	99.1%	100.0%	5,413,855	22.57	Kohl's, HomeGoods

Utah
Family Center at Riverdale	2019	89.4%	—	270,287	102,121	372,408	—%	100.0%	92.5%	97.9%	97.9%	4,261,462	11.68	Target, Home Goods, Best Buy, Sierra Trading (TJX)

Total - Fund V			—	4,526,159	2,941,691	7,467,850	—%	96.0%	91.3%	94.1%	95.4%	$114,763,845	$16.33

Other Co-investment Vehicles Detail [4]

NORTHEAST
New York
Shops at Grand Avenue	2024	5.0%	—	52,336	47,501	99,837	—%	100.0%	78.3%	89.7%	89.7%	$3,292,401	$36.78	Stop & Shop (Ahold), Starbucks

Supplemental Report December 31, 2025 – 37

Investment Management Retail Properties – Detail [1]

	Year		Gross Leasable Area				Economic Occupancy				Leased	Annualized
Property	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF	Key Tenants
SOUTHEAST
Florida
Walk at Highwoods Preserve	2024	20.0%	—	80,894	56,862	137,756	—%	100.0%	88.2%	95.1%	95.1%	2,663,811	20.32	HomeGoods, Michaels
Pinewood Square	2025	100.0%	—	113,359	90,558	203,917	—%	100.0%	95.0%	97.8%	97.8%	4,792,309	24.04	TJ Maxx, Ross Dress for Less, Five Below
Georgia
Avenue at West Cobb	2025	100.0%	—	24,025	230,421	254,446	—%	100.0%	74.9%	77.3%	77.3%	4,625,460	23.52	Barnes & Noble, Warby Parker, JCrew Factory, Jim N Nicks
WEST
Nevada
LINQ Promenade	2024	15.0%	—	45,097	136,401	181,498	—%	100.0%	94.8%	96.1%	99.3%	14,175,780	81.28	Yard House, Brooklyn Bowl, I Love Sugar, Starbucks, Welcome to Las Vegas, In-N-Out Burger, Magicians Room
Total - Other Co-investment Vehicles			—	315,711	561,743	877,454	—	100.0%	84.6%	90.1%	90.8%	$29,549,760	$37.36

TOTAL INVESTMENT MANAGEMENT PROPERTIES			129,117	5,289,258	3,748,476	9,166,851	78.8%	96.5%	87.3%	92.5%	94.1%	$173,400,572	$20.44

Acadia Share of Total Investment Management Properties			29,828	1,316,015	1,088,784	2,434,627	78.8%	97.4%	81.5%	90.1%	92.2%	$52,246,181	$23.83

_____________________________

1.
Excludes properties currently under development. For details, refer to Development and Redevelopment Activity section of this Supplemental Report. The above economic occupancy and rent figures reflect only those retail spaces where leases have commenced. Leased occupancy includes both economic occupancy and signed leases that have not yet commenced. ABR and ABR per square foot are based on economic occupancy.
2.
Economic occupancy excludes short-term percentage rent.
3.
Property also includes 93,259 square feet of office space.
4.
Ownership percentages for Fund properties reflect each Fund’s respective ownership interest, while ownership percentages for other co‑investment vehicles reflect our pro‑rata share.

Supplemental Report December 31, 2025 – 38

Investment Management Lease Expirations
(Pro-Rata Basis)

	FUND II						FUND IV
		GLA		ABR				GLA		ABR
	Leases	Expiring	Percent		Percent		Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Year	Expiring	SF	of Total	PSF	of Total
M to M [1]	—	—	—%	$—	—%	M to M [1]	2	583	1.1%	$118.95	3.7%
2026	2	4,075	1.3%	100.40	2.6%	2026	2	731	1.4%	87.21	3.4%
2027	3	20,005	6.2%	84.87	10.8%	2027	5	3,245	6.2%	58.11	10.1%
2028	1	722	0.2%	219.00	1.0%	2028	7	4,563	8.8%	109.23	26.6%
2029	1	758	0.2%	161.53	0.8%	2029	4	14,941	28.7%	24.19	19.3%
2030	—	—	—%	—	—%	2030	2	664	1.3%	63.94	2.3%
2031	—	—	—%	—	—%	2031	2	931	1.8%	52.80	2.6%
2032	2	97,232	30.2%	12.50	7.7%	2032	4	19,666	37.8%	20.47	21.5%
2033	3	24,695	7.7%	50.47	7.9%	2033	3	4,874	9.4%	23.45	6.1%
2034	4	6,499	2.0%	109.72	4.5%	2034	2	1,199	2.3%	44.97	2.9%
2035	5	21,724	6.7%	79.08	10.9%	2035	1	599	1.2%	50.00	1.6%
Thereafter	6	146,283	45.4%	58.11	53.9%	Thereafter	—	—	—%	—	—%
Total [2]	27	321,993	100.0%	$49.01	100.0%	Total [2]	34	51,996	100.0%	$36.04	100.0%

		82,313	Total Vacant [2]					11,218	Total Vacant [2]
		404,306	Total Square Feet [2]					63,214	Total Square Feet [2]

	FUND V						OTHER CO-INVESTMENT VEHICLES
		GLA		ABR				GLA		ABR
	Leases	Expiring	Percent		Percent		Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total		Expiring	SF	of Total	PSF	of Total
M to M [1]	7	3,952	0.3%	$22.17	0.4%	M to M [1]	1	185	0.0%	$231.29	0.3%
2026	98	122,630	9.0%	19.09	10.5%	2026	20	61,899	13.7%	21.22	10.7%
2027	91	204,538	15.0%	13.66	12.5%	2027	21	46,891	10.4%	26.32	10.1%
2028	95	191,324	14.0%	17.67	15.1%	2028	30	112,241	24.8%	22.53	20.7%
2029	94	212,600	15.6%	15.71	14.9%	2029	30	64,309	14.2%	44.96	23.6%
2030	86	229,148	16.8%	15.71	16.1%	2030	18	52,706	11.6%	25.45	11.0%
2031	30	52,523	3.8%	17.36	4.1%	2031	5	33,863	7.5%	21.05	5.8%
2032	34	74,981	5.5%	16.17	5.4%	2032	2	8,966	2.0%	23.95	1.8%
2033	33	78,410	5.7%	16.33	5.7%	2033	8	34,978	7.7%	23.23	6.6%
2034	41	90,202	6.6%	16.92	6.8%	2034	8	12,220	2.7%	32.17	3.2%
2035	36	62,352	4.6%	19.18	5.4%	2035	7	20,090	4.4%	27.26	4.5%
Thereafter	13	43,268	3.2%	15.67	3.0%	Thereafter	2	4,487	1.0%	46.50	1.7%
Total [2]	658	1,365,928	100.0%	$16.36	100.0%	Total [2]	152	452,835	100.0%	$27.03	100.0%

		83,048	Total Vacant [2]					65,295	Total Vacant [2]
		1,448,976	Total Square Feet [2]					518,130	Total Square Feet [2]

Supplemental Report December 31, 2025 – 39

Investment Management Lease Expirations
(Pro-Rata Basis)

	TOTAL INVESTMENT MANAGEMENT
		GLA		ABR
	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total
M to M [1]	10	4,720	0.2%	$42.33	0.4%
2026	122	189,335	8.6%	21.80	7.9%
2027	120	274,679	12.5%	21.54	11.3%
2028	133	308,850	14.1%	21.26	12.6%
2029	129	292,608	13.3%	22.95	12.9%
2030	106	282,518	12.9%	17.64	9.5%
2031	37	87,317	4.0%	19.17	3.2%
2032	42	200,845	9.2%	15.16	5.8%
2033	47	142,957	6.5%	24.16	6.6%
2034	55	110,120	5.0%	24.40	5.1%
2035	49	104,765	4.8%	33.33	6.7%
Thereafter	21	194,038	8.8%	48.38	18.0%
Total [2]	871	2,192,752	100.0%	$23.83	100.0%

		241,873	Total Vacant [2]
		2,434,625	Total Square Feet [2]

_____________________________

1.
Leases currently under month to month or in process of renewal.
2.
Totals may not foot due to rounding.

Supplemental Report December 31, 2025 – 40

Development and Redevelopment Activity

					Acadia's Pro-rata Share (in millions)
Property	AKR Pro-rata share	Location	Estimated Stabilization	Est. Sq ft Upon Completion	Costs incurred from development / redevelopment	Total Costs to Date [2]	Estimated Future Range		Estimated Total Range
REIT

Development:
Henderson Avenue Expansion [1]	100.0%	Dallas, TX	2027/2028	176,000	$101.7	$101.7	$87.3	$106.2	$189.0	$207.9

Redevelopment:
555 9th Street	100.0%	San Francisco, CA	TBD	149,000	18.5	160.2	6.5	16.5	166.7	176.7
840 N. Michigan Avenue	94.4%	Chicago, IL	TBD	87,000	0.2	156.6	TBD	TBD	TBD	TBD
Brandywine Holdings	100.0%	Wilmington, DE	2026	138,000	1.2	25.2	8.9	10.9	34.1	36.1
Westshore Expressway	100.0%	Staten Island, NY	TBD	55,000	—	18.6	TBD	TBD	TBD	TBD
Mark Plaza	100.0%	Edwardsville, PA	TBD	107,000	—	3.7	TBD	TBD	TBD	TBD
Bedford Green	100.0%	Bedford Hills, NY	TBD	91,000	0.3	51.0	TBD	TBD	TBD	TBD
Total REIT Redevelopment					$20.2	$415.3	$15.4	$27.4	$200.8	$212.8

Total REIT Development and Redevelopment					$121.9	$517.0	$102.7	$133.6	$389.8	$420.7

INVESTMENT MANAGEMENT

Development:
FUND III
Broad Hollow Commons	24.5%	Farmingdale, NY	2026/2027	TBD	$5.3	$8.3	TBD	TBD	TBD	TBD

Redevelopment:
FUND IV
717 N. Michigan Avenue	23.1%	Chicago, IL	TBD	TBD	0.9	27.8	TBD	TBD	TBD	TBD
Total Investment Management Development and Redevelopment					$6.2	$36.1	$—	$—	$—	$—

Total REIT and Investment Management Development and Redevelopment					$128.1	$553.1	$102.7	$133.6	$389.8	$420.7

_____________________________

1.
The Company intends to partner with Ignite-Rebees DevCo LLC, and expects to retain a controlling 95% interest.
2.
Total costs includes the original acquisition cost of the asset. The Company is not currently capitalizing interest or carrying costs for those assets included in “Redevelopment” assets and “Fund III development” above.

Supplemental Report December 31, 2025 – 41

Development and Redevelopment Activity

Property	AKR Pro-rata share	Location	Estimated Stabilization	Est. Sq ft Upon Completion
Pre-Stabilized:
210 Bowery (Fund IV)	23.1%	New York, NY	2026	2,538
801 Madison (Fund IV)	23.1%	New York, NY	2026	2,522
27 E 61st Street (Fund IV)	23.1%	New York, NY	2026	4,177
1035 Third Avenue(Fund IV)	23.1%	New York, NY	2026	N/A
2323-2409 Henderson Avenue (REIT)	100.0%	Dallas, TX	2026	38,500
City Center (REIT)	100.0%	San Francisco, CA	2026/2027	241,000
Route 6 Mall (REIT)	100.0%	Honesdale, PA	2026	154,000
City Point (Fund II)	80.0%	Brooklyn, NY	2026/2027	536,198
651-671 West Diversey (REIT)	100.0%	Chicago, IL	2026/2027	40,000

Supplemental Report December 31, 2025 – 42

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP performance measures, in addition to the primary GAAP presentations, as management believes these measures improve the understanding of the Company’s operational results. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the investing public, and thus such reported measures are subject to change. The Company’s non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results. Additionally, the Company’s computation of non-GAAP measures may not be comparable to similarly titled non-GAAP metrics reported by other real estate investment trusts (“REITs”) or real estate companies that define these metrics differently, and, as a result, it is important to understand the manner in which the Company defines and calculates each of its non-GAAP metrics. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package.

The following non-GAAP measures are commonly used by the Company and its investors to understand and evaluate its operating results and performance:

Funds From Operations (“FFO”): The Company considers FFO as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding (i) gains (or losses) from sales of depreciated properties; (ii) depreciation and amortization; (iii) impairment of real estate assets related to the Company’s main business and land held for the development of property for its operating portfolio; (iv) gains (losses) from change in control and (v) after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its investments in Albertsons in FFO. FFO does not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions, and should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

Adjusted FFO (“AFFO”): The Company also provides another supplemental disclosure of operating performance, AFFO. The Company defines AFFO as FFO adjusted for (i) straight line rent, (ii) non-real estate depreciation, (iii) stock-based compensation, (iv) amortization of finance costs and costs of management contracts, (v) tenant improvements, (vi) leasing commissions and (vii) capital expenditures.

Supplemental Report December 31, 2025 – 43

Important Notes

FFO Before Special Items: The Company may also provide from time to time another supplemental disclosure of operating performance, FFO Before Special Items. The Company defines FFO Before Special Items as FFO adjusted for certain unusual items including (i) charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio; (ii) the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its investments in Albertsons, and (iii) any realized income or gains from the Company’s investment in Albertsons. The Company’s method of calculating FFO Before Special Items may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

FFO As Adjusted: The Company believes that introducing a new supplemental measure beginning with FY 2026 is useful for evaluating operating performance and comparing historical financial periods. The Company defines FFO As Adjusted as FFO adjusted for items that management believes are not reflective of ongoing core operating results, including non-comparable revenues, expenses, gains, and losses. While these adjustments may be subject to fluctuations from period to period, with both positive and negative short-term impacts, management believes that the removal of the impacts of these items enhances our understanding of the operating performance of our properties. The Company’s method of calculating FFO As Adjusted may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

Net Operating Income (“NOI”): The Company uses NOI to make investment and capital allocation decisions and management believes NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, and acquisition and disposition activity on an unleveraged basis, providing perspective not immediately apparent from net income. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Management does not believe NOI is a meaningful measures for its Investment Management investments as Investment Management invests primarily in properties that typically require significant leasing and development, and is primarily comprised of finite-life investment vehicles.

Same-Property: In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same-Property.” “Same-Property” therefore exclude properties placed in-service, acquired, repositioned or in or held for development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented.

EBITDA: The Company defines EBITDA as net income (loss) attributable to Company shareholders, adjusted to exclude the impact of interest expense, income taxes, depreciation, and amortization. EBITDA is intended to represent a GAAP-based operating performance measure that isolates earnings before the effects of capital structure, tax position, and non-cash depreciation and amortization. Consistent with industry practice, the Company further adjusts GAAP net income to remove certain items that do not relate to, or are not indicative of, our core operating performance. These include above- or below-market lease amortization, gains or losses on the disposition of properties, unrealized holding gains or losses on investments, impairment charges, realized gains, and the impact of changes in control or other non-recurring items. These additional adjustments are applied after the determination of GAAP EBITDA and are included in the calculation of Adjusted EBITDA, a supplemental non-GAAP measure used in evaluating operational performance.

The Company also presents certain non-GAAP financial measures on a “Pro Rata Share” basis. These amounts are calculated as the consolidated amount determined in accordance with GAAP, adjusted to include the Company’s proportionate share of amounts from its unconsolidated joint ventures (based on the Company’s ownership interest and, in some cases, after priority allocations), and to exclude the partners’ share of results from the Company’s consolidated joint ventures (based on the partners’ ownership percentages).

Supplemental Report December 31, 2025 – 44

Important Notes

Management believes this presentation provides useful information to investors regarding the Company’s financial condition and operating results because the Company participates in several significant joint ventures. In certain cases, the Company exercises significant influence but does not control the joint venture, requiring GAAP to apply the equity method of accounting, which results in non-consolidation for financial reporting purposes. In other cases, GAAP requires consolidation even though the Company’s partner(s) hold a substantial ownership interest. Accordingly, management believes that presenting these measures on a Pro Rata Share basis helps investors better understand the Company’s financial condition and operating performance after considering its true economic interest in these joint ventures. The Company cautions that ownership percentages used in these calculations may not fully reflect all legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture, which arrangements often include varying provisions related to decision-making rights, distributions, transferability of interests, financing and guarantees, liquidations, and other matters. Accordingly, these measures should be considered supplemental and not a substitute for the Company’s GAAP financial information.

The Company also presents certain operating metrics, such as occupancy and leased percentages, on a Pro Rata Share basis. These amounts combine the Company’s consolidated portfolio square footage with its share of square footage from unconsolidated joint ventures (based on ownership interest), net of partners’ share from consolidated ventures.

Supplemental Report December 31, 2025 – 45